Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Sharing Services Global Corporation (the “Company”) on Form 10-Q for the three months ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Thatch, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John Thatch
John Thatch
Interim Chief Financial Officer

Date: November 12, 2021